2005 Annual
Shareholders Meeting

Net Income
   (in millions)

Assets (in millions)
Year End Balance

Total Loan Growth
   (in millions)

Deposits
   (in millions)

Core Deposits
   (in millions)

Loans/Deposits

Net Interest Margin

Deposits/Employees

Efficiency Ratio

Nonperforming Assets + 90 Loans/Assets

Non - Interest Income/Assets

Diluted EPS % Growth

Return on Equity

*Adjusted
Dividends & Earnings Per Share

*Adjusted
Year End Stock Price

Stock Price/Earnings Per Share

Total Return

2005 Annual
Shareholders Meeting

HNC Shareholder
Meeting
John W. Eisele, President
Millennium Wealth Management & Private
Banking

Mission Statement
Millennium Wealth Management & Private Banking
will be the premier provider of financial and
planning services by utilizing a fully integrated,
holistic approach to their client’s needs.

Core Values
☐Focus on the needs of the client
☐Integrity in our relationships with our
   clients and colleagues
☐Excellence in knowledge and
   professionalism
☐Performance at the highest level for our
   clients, shareholders and Harleysville
   National Corporation

Montgomery
Wayne
Monroe
Carbon
Schuylkill
Berks
Chester
Bucks
Lehigh
Northampton
Millennium Locations
Locations

Wayne
Montgomery
Monroe
Carbon
Schuylkill
Berks

Chester
Bucks
Lehigh
Northampton
Millennium Locations
Harleysville Locations
Locations

Millennium Wealth Management &
Private Banking is:
PROCESS DRIVEN,
not product driven.

Our CLIENT’S NEEDS
dictate product
utilization.

Products and Services
delivered to our clients
include:

Equity
Advisory
Debt
Advisory
Custody
Accounts
Financial
Planning
Investment Management
Corporate
Trusts
Personal
Trusts
Estate
Settlement
Estate
Planning
Employee
Benefits
Insurance
Planning
Wealth Management
Custom
Personal
Financing
Customized
Depository
Services
Custom
Corporate
Financing
Private Banking
CLIENT

Financial
Planning
Equity
Advisory
Debt
Advisory
Custody
Accounts
Investment Management
Corporate
Trusts
Personal
Trusts
Estate
Settlement
Estate
Planning
Employee
Benefits
Insurance
Planning
Wealth Management
Custom
Personal
Financing
Customized
Depository
Services
Custom
Corporate
Financing
Private Banking
CLIENT

☐  Asset Allocation
☐  Retirement Analysis
☐  Insurance Needs Analysis
☐  Stock Option Compensation Planning
☐  Estate Planning

Employee
Benefits
Financial
Planning
Equity
Advisory
Debt
Advisory
Custody
Accounts
Investment Management
Corporate
Trusts
Personal
Trusts
Estate
Settlement
Estate
Planning
Insurance
Planning
Wealth Management
Custom
Personal
Financing
Customized
Depository
Services
Custom
Corporate
Financing
Private Banking
CLIENT

☐  Benefit Plan Design
☐  Employee Education
☐  Investment Management

Personal
Trusts
Employee
Benefits
Financial
Planning
Equity
Advisory
Debt
Advisory
Custody
Accounts
Investment Management
Corporate
Trusts
Estate
Settlement
Estate
Planning
Insurance
Planning
Wealth Management
Custom
Personal
Financing
Customized
Depository
Services
Custom
Corporate
Financing
Private Banking
CLIENT

☐  Investment Management
☐  Bill Paying Service
☐  Individualized Attention

Custom
Personal
Financing
Personal
Trusts
Employee
Benefits
Financial
Planning
Equity
Advisory
Debt
Advisory
Custody
Accounts
Investment Management
Corporate
Trusts
Estate
Settlement
Estate
Planning
Insurance
Planning
Wealth Management
Customized
Depository
Services
Custom
Corporate
Financing
Private Banking
CLIENT

☐  Real Estate
☐  Luxury Items
☐  Personal Loans

☐ONE trusted relationship
☐ONE - touch, holistic focus on the client’s needs
☐ONE Millennium Officer gathers together all the
   expertise within the organization to satisfy the client
The Power of ONE
Delivery Process

Harleysville
NATIONAL CORPORATION



$45
$40
$35
$30
$25
$20
$15
$10
$25.6
$28.8
$32.9
$35.3
$38.6
2000
2001
2002
2003
2004



$3,025
$3,000
$2,700
$2,491
$2,511
$2,400
$2,209
$2,100
$1,935
$1,800
$1,500
$1,200
2000
2001
2002
2003
2004

Harleysville NATIONAL CORPORATION


$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$1,212
$1,317
$1,333
$1,408
$1,846
2000
2001
2002
2003
2004


$2,300
$2,100
$1,900
$1,700
$1,500
$1,300
$1,100
$1,489
$1,747
$1,980
$1,979
$2,213
2000
2001
2002
2003
2004



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$603
$886
$724
$1,023
$769
$1,211
$673
$1,306
$638
$1,575
2000
2001
2002
2003
2004
Time Deposits
Core Deposits

Harleysville NATIONAL CORPORATION


83.4%
74.2%
82.5%
80.00%
71.2%
81.0%
66.5%
60.00%
33.2%
36.8%
40.00%
30.0%
39.0%
31.2%
31.1%
20.00%
1999
2000
2001
2002
2003
2004
Loans / Deposits
Securities/Assets


4.66%
3.78%
2.89%
2.00%
4.14%
4.09%
4.00%
3.80%
3.55%
2000
2001
2002
2003
2004


3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
$2.57
$3.02
$3.31
$3.18
$3.21
$2.26
$2.32
$2.44
$2.52
$2.72
2000
2001
2002
2003
2004
HNBC
PEER $1 - $5 Billion



58.77%
59.35%
57.66%
58.85%
58.86%
60.00%
58.00%
56.00%
54.00%
52.00%
50.00%
48.00%
46.00%
44.00%
42.00%
40.00%
52.68%
55.81%
52.30%
54.88%
51.02%
2000
2001
2002
2003
2004
HNC
PEER $1 - $5 Billion

Harleysville NATIONAL CORPORATION



0.55%
0.45%
0.35%
0.25%
0.15%
0.51%
0.49%
0.45%
0.47%
0.39%
0.40%
0.32%
0.27%
0.22%
0.20%
2000
2001
2002
2003
2004
HNC
PEER $1-$5 Billion


2.00%
1.00%
0.00%
0.91%
1.04%
1.06%
1.11%
1.00%
0.66%
0.85%
0.82%
0.81%
0.86%
2000
2001
2002
2003
2004
HNB
PEER $1-$5 Billion

Harleysville NATIONAL CORPORATION


20.00%
10.00%
0.00%
11.11%
11.00%
14.41%
7.87%
5.11%
8.03%
10.89%
9.24%
6.11%
1.69%
2000
2001
2002
2003
2004
HNC
Regional Peer


17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
16.57%
15.82%
16.60%
16.29%
15.31%
13.47%
13.34%
14.09%
13.73%
12.69%
2000
2001
2002
2003
2004
HNBC
Peer $1-$5 Billion

Harleysville
NATIONAL CORPORATION



$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.00
$1.11
$1.27
$1.37
1.44
$0.41
$0.47
$0.54
$0.62
$0.72
2000*
2001*
2002*
2003*
2004
Dividends per share
Earnings per share


$28.67
$26.60
$20.21
$17.09
$12.59
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
00*
01*
02*
03*
'04



21
20
19
18
17
16
15
14
13
12
11
10
20.48
17.97
17.89
15.79
17.05
14.73
12.59
12.56
12.93
10.66
2000
2001
2002
2003
2004
HNC
PEER $1-$5 Billion


Bank $1B-$5B - Total Return Performance 12/31/1999 - 12/31/2004
Return (%)
250.0
200.0
150.0
100.0
50.0
0.0
-50.0
00
01
02
03
04
Bank $1B-$5B (+167.12%)
Bank (+65.34%)
HNCPeerGroup (+98.26%)
HNBC (+176.91%)

Harleysville
NATIONAL CORPORATION

Harleysville
NATIONAL BANK

You're going to love this bank.℠


Harleysville National Bank

Harleysville NATIONAL CORPORATION

Harleysville
NATIONAL CORPORATION

Harleysville
NATIONAL CORPORATION



Harleysville NATIONAL CORPORATION











Harleysville NATIONAL CORPORATION



Harleysville
NATIONAL CORPORATION